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                                                                   EXHIBIT 10.75

                           DEPOSIT PLEDGE AGREEMENT

     THIS AGREEMENT is made as of December 31 , 1997, by and between PSINet Inc. (the "Pledgor") And Fleet National Bank (the "Bank"), 25 State Street, Boston, Massachusetts 02109

     In order to induce the Bank to enter into the Agreement described below, Pledgor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns to the Bank and grants to the Bank a security interest in, and exclusive control over the Collateral as described below in an amount of not less than $17,500,000. The Collateral is pledged to secure performance of all payment obligations, direct or indirect, absolute or contingent, now existing or hereafter arising of every kind and description (the "Obligations") of Pledgor. pursuant to the Standby Letter of Credit # 1091043 dated 12/31/97 between Pledgor and the Bank (the "Agreement").

COLLATERAL:    1)   Specific Assets with a $17,500,000 par value:
                    in Account No. 0001558870 maintained with Bank in an Investment Management Account;

               2) All proceeds of and interest in any of the foregoing, now existing or hereafter deposited, credited, issued or arising.

The Pledgor and the Bank agree that the above pledge, and security interest granted herewith, are subject to all of the following terms and conditions.

     1.   COLLATERAL.   The Collateral shall remain in the control or possession
of the Bank and shall constitute continuing collateral security for the full payment and performance of the Obligations of Pledgor. The Pledgor agrees that so long as any of the Obligations remains outstanding no action of any kind whatsoever may be taken by Pledgor or any other person with respect to any portion of the Collateral without the Bank's written consent. The Bank is hereby authorized and appointed as agent and attorney-in-fact of the Pledgor, which appointment is coupled with an interest and shall be irrevocable so long as any of the Obligations remains outstanding, to sign and deliver such documents, endorsements and instruments and to take all such other actions in the name of the Pledgor as the Bank may deem necessary or advisable to perfect or preserve the deposits placed with another financial institution or with the Bank's London or Nassau branch, the Pledgor agrees to execute and deliver a notice and acknowledgement of assignment of deposits with respect to such Collateral in form and substance satisfactory to the Bank.

     2.   WAIVERS BY PLEDGOR.   The Pledgor waives: notice of acceptance hereof,
notice of any action taken or omitted by the Bank in reliance hereon, notice of default with respect to any of the Obligations.

     3.   PLEDGE UNCONDITIONAL.   This Agreement is the direct, unconditional,
absolute and primary obligation of the Pledgor and no invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor, shall affect, impair or be a defense to this Agreement. This Agreement and the Collateral are given to secure payment and not
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merely collection of the Obligations. The Bank shall not be required to seek to enforce any of its rights under this Agreement as condition to exercise or to enforce its rights hereunder nor shall any failure to seek to enforce any such rights affect, impair or be a defense to the Bank's rights hereunder.

     4.   DEFAULTS AND REMEDIES.   Each of the following shall constitute a
default hereunder: any failure by the Pledgor to pay, perform or observe any obligations on its part hereunder, the service upon the Bank, its International Banking Facility, its Nassau branch or its London branch, or upon any other financial institution in which the Collateral is located, of and summons naming the Bank or such facility or branch as trustee for the Pledgor or the Borrower, or any similar writ or process of attachment relating to any deposit or property of the Pledgor. Upon the occurrence of any default hereunder the Bank may apply any Collateral to the satisfaction of any or all of the Obligations and pursue any additional rights or remedies available to it hereunder, or under the Agreement or applicable law.

     5.   REPRESENTATIONS AND WARRANTIES.   The Pledgor represents and warrants
to the Bank that except for the security interest granted to the Bank hereunder and under any other loan and security documents existing between Pledgor and the Bank, the Collateral is and shall remain free from any adverse lien, security interest or encumbrances in favor of others; it is duly organized, validly existing and in good standing under the laws of the State of New York and is duly qualified to do business as a foreign corporation and in good standing under the laws of each other jurisdiction in which its business conducted or properties owned requires such qualification; it has full power to enter into and perform this Agreement and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes the legal, valid and binding obligations of the Pledgor, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting the rights of creditors generally; the execution, delivery and performance of this Agreement will not violate any provision of any existing law, treaty or regulation applicable to the Pledgor or (as applicable) of its Certificate of Incorporation, Articles of Organization and By-Laws, Articles of Partnership, trust agreement or other governing documents, or of any order or decree of any court, arbitrator or governmental agency or of any contractual undertaking to which it is a party or by which it may be bound; no consents, licenses, approvals or authorizations of, exemptions by or registrations or declarations with, any governmental authority are required with respect to this Agreement.

6.   COSTS.   The Pledgor agrees to reimburse the Bank for any reasonable out-
of-pocket costs or expenses (including without limitation reasonable fees and disbursements of counsel) incurred by the Bank in connection with the preservation or enforcement of its rights or remedies under this Agreement.

7.   INTERPRETATION, ETC.   This Agreement is a continuing one and all
liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. Except as expressly provided herein, no waiver of any of its rights and no modification or amendment of this Agreement shall be deemed to be made by the Bank unless the same shall be in writing, duly signed on behalf of the Bank; each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Bank or the obligations of the Pledgor to the Bank in any other respect or at any other time. The Collateral, this Agreement and the rights and obligations of the Bank and of the Pledgor hereunder shall be
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governed by and construed in accordance with the laws of the Commonwealth of
Massachusetts. This Agreement is binding upon the Pledgor, its successors or assigns. The headings contained herein are for convenience only and shall not affect the remaining provisions hereof nor affect the validity or enforceability of such provision in any other jurisdiction.

8.   SUBMISSION TO JURISDICTION.   Pledgor irrevocably submits to the non-
exclusive jurisdiction of any state or federal court sitting in Boston, Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement or the Collateral. Pledgor and the Bank irrevocably waive, to the fullest extent they may effectively do so under applicable law, their right to a trial by jury, and any objection which they may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Pledgor agrees, to the fullest extent, it may effectively do so under applicable law, that a final judgement in any such suit, action or proceeding brought in such court shall be conclusive and binding upon Pledgor and may be enforced in the courts of the United States of America and the Commonwealth of Massachusetts (or any other courts to the jurisdiction of which the Pledgor is or may be subject) by a suit upon such judgement, provided that service or process is effected on Pledgor as permitted by law.

9.   TERMINATION.   When any and all Obligations shall have been paid in full, if any, and the Letter if Credit shall have expired or been terminated, this Agreement shall automatically terminate, and the Bank shall cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or for the order of the Pledgor, upon such termination, such documentation as shall be reasonably requested as necessary by the Pledgor to effect the termination and release of the pledge and security interest granted herein on the Collateral.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed under seal and delivered as of the date first above written.


                                   PSINet Inc.
                                   By:   /s/David N. Kunkel
                                      ------------------------------------------
Agreed and Accepted:
                                   Senior Vice President & General Counsel
_____________________________      ---------------------------------------------
                                   (Print Name and Title)
By:   /s/Thomas W. Davis
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Senior Vice President
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(Print Name and Title